Executive Summary
DRI Title & Escrow - (Bv10192016)

Description of the due diligence performed
As part of the due diligence services performed by DRI Title & Escrow (DRI), Bayview Fund Management, LLC (Client) provided DRI with identifying data on approximately 1006 mortgage loans.  Such data contained loan and servicer identification numbers as well as the subject address and name of the borrower(s). Utilizing the data provided, DRI ordered current owner searches on the title for each of these mortgage loans. Upon receipt and review of the of the results of the search, DRI identified whether or not the search revealed any liens and/or judgments which could affect the priority of the subject mortgage, including potentially superior post origination liens and/or judgments. For the purpose of identifying potentially superior post origination HOA liens, Client provided DRI a list of states for which potentially superior post origination HOA liens may take priority over the subject lien. The states identified by the Client in this regard are: CT, DC, MA, NV, RI, WA, AK, AL, CO, FL, IL, MN, NJ, NY, OR, PA, TN, WV. Client also provided copies of existing title policies as it relates to the mortgage loans  so the policies could be reviewed to determine whether or not any identifiable liens and/or judgments were listed as exceptions on the applicable policies.

Summary of findings and conclusions of review
DRI was engaged by Client as diligence agent to order and review title reports for a population of 1006 mortgage loans. With respect to these 1006 mortgage loans:
As set forth in the title reports, the subject mortgage is in the 1st lien position, with the exception of the following:
1.	Title report results indicate 49 liens were in 2nd position, 5 liens were in 3rd position, and 3 liens weren't found of record matching the information provided.
2.	Title report results indicate 26 loans have 1 judgment, 6 loans have 2 judgments, 4 loan has 3 judgements, 1 loan has 4 judgements, 1 loan has 6 judgements showing prior to the date of the mortgage.
3.	Title report results indicate 3 mortgage loans in HOA super lien states with a super lien filed on the property. The aggregate amount of such liens is $163,313.19.
4.	127 title policies were provided for additional review.
5.
Of the 127 policies reviewed, 7 Loans of the 127 didn't have the title policy included for review (No docs, or only the Jacket or schedule A was received. Need Schedule B or the addendum to review for exceptions), 85 did not take exception to the prior lien, 35 took exceptions to the prior lien.